SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                                   Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 24, 2003
                         -------------------------------


                             AUTOCORP EQUITIES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
--------------------------------------------------------------------------------
                 (State of Other Jurisdiction of Incorporation)



       000-15216                                            87-0522501
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)



                  1701 Legacy Dr., Suite 2200 Frisco, TX 75034
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (214) 618-6400
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure.

The Company is filing  herewith its press release dated June 24, 2003 as Exhibit
99.1 hereto issued in connection with the signing of a definitive Agreement and Plan of Merger with Pacific Auto Group, Inc.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.
                  --------

                  99.1     Press Release dated June 24, 2003.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                AUTOCORP EQUITIES, INC.


Dated:  June 24, 2003                              By: /s/ Kurt Baker
                                                   -----------------------------
                                                   Kurt Baker
                                                   Vice President

                                  Exhibit Index


Exhibit Number             Description of Exhibit

99.1                       Press Release dated June 24, 2003